SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: April 28, 2003

(Date of earliest event reported):

ACTION PERFORMANCE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Commission File No.: 0-21630

Arizona	86-0704792
(State or other jurisdiction of incorporation or jurisdiction)	(IRS Employer Identification No.)

4707 E. Baseline Road Phoenix, Arizona	85042
(Address of principal executive offices)	(Zip Code)

(602) 337-3700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

          99      Press release of Action Performance Companies, Inc., dated April 28, 2003

Item 9. Regulation FD Disclosure

     On April 28, 2003, Action Performance Companies, Inc. issued a press release reporting its 2003 second quarter earnings. A copy of this press release is attached hereto as Exhibit 99. The information in Exhibit 99 is being furnished pursuant to Item 12 of Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2003	Action Performance Companies, Inc.

	By:	/s/ R. David Matrin

	Name:	R. David Martin
	Title:	Chief Financial Officer, Secretary and Treasurer